REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of March 14th, 2005, by and among Navarre Corporation, a Minnesota corporation (the “Company”), and Michael A. Bell (the “Seller”).

RECITALS

          A.      The Company and the Seller have entered into a Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), pursuant to which the Company is acquiring all of the Seller’s shares of Encore Software, Inc., a Minnesota corporation (the “Shares”).

          B.      The execution of this Agreement at Closing is required by the Purchase Agreement.

          C.      Capitalized terms used in this Agreement but not otherwise defined shall have the meanings given in the Purchase Agreement.

          D.      A portion of the consideration paid for the Shares consists of up to 600,000 shares of the Company’s Common Stock, no par value (the “Common Stock”). This Registration Rights Agreement will provide the Seller with certain rights with respect to the registration of the Common Stock received by Seller.

AGREEMENT

     In consideration of the mutual promises and covenants in this Agreement, the Company and the Seller agrees as follows:

1.      Definitions. For purposes of this Agreement:

          a.      “Act” means the Securities Act of 1933, as amended.

          b.      “Effective Date” means the date of Closing of the transactions contemplated by the Purchase Agreement.

          c.      “Holder” means any person owning or having the right to acquire Registrable Securities or any successor or assignee thereof.

          d.      “1934 Act” means the Securities Exchange Act of 1934, as amended.

          e.      “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

          f.      “Registrable Securities” means the shares of Common Stock received by the Seller in accordance with the terms of the Purchase Agreement. In addition, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, including sales made pursuant to Rule 144 promulgated under the Act or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale. The number of Registrable Securities outstanding shall be the sum of the shares of Common Stock outstanding that are Registrable Securities.

g. “SEC” shall mean the Securities and Exchange Commission.

2.	Registration Rights.

a. Required Registration. If the Holder makes a written request that the Company file a registration statement for 100% of the Registrable Securities, then the Company will use its best efforts to effect a registration statement under the Securities Act covering all Registrable Securities which the Holder requested to be registered. The Company shall be obligated to prepare, file and cause to become effective only one (1) registration statement pursuant to this Section 2.a., and to pay the expenses associated with such registration statement, and shall not be obligated to effect a registration during the period starting within 60 days prior to the filing date of a registration statement of the Company, and ending 180 days after the effective date of a Company registration. Furthermore, the Company shall only be obligated to effect a registration under this Section 2.a. if the Holder’s proposed disposal of Registrable Securities may be immediately registered on Form S-3 pursuant to a Form S-3 registration.

In the event that a registration has been requested pursuant to this Section, but the Holder determines for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, and Holder requests the Company to withdraw such registration statement, if theretofore filed with the Commission, with respect to the Registrable Securities covered thereby, and (b) the Holder agrees to bear his own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Registrable Securities, then the Holder shall not be deemed to have exercised his right to require the Company to register Registrable Securities pursuant to this Section 2.a.

b. Incidental Registration. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act of 1933 (the “Securities Act”) in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, Form S-8, or any form that does not permit the inclusion of shares by its security holders), the Company will give written notice of its determination to the Holder. Upon a written request given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, use its best efforts to cause all such Registrable Securities that the Holder has so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered; provided, however, that (a) nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it, and (b) if the Company determines not to proceed with a registration after the registration statement has been filed with Securities and Exchange Commission (the “Commission”) and the Company’s decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities and who bear all expenses incurred by the Company as the result of such registration after the Company has decided not to proceed. If any registration pursuant to this Section 2.c. shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that in the good faith judgment of the managing underwriter of such public offering the inclusion of the Registrable Securities originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Registrable Securities otherwise to be included in the underwritten public offering shall be reduced to such amount as is deemed appropriate in the good faith judgment of the managing underwriter.

c. Holdback Agreements.

i. Holder agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Incidental Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree in writing.

ii. the Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Incidental Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use all reasonable efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities (other than equity securities acquired in a public trading market), or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

d. Registration Procedures. If and whenever the Company is required by the provisions of Sections 2.a. or 2.b. to effect the registration of any Registrable Securities under the Securities Act, the Company will:

i. prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed sixty (60) days;

ii. prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed sixty (60) days;

iii. furnish to the Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder and underwriters may reasonably request in order to facilitate the public offering of such securities;

iv. use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as Holder may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

v. notify the Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

vi. notify Holder promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

vii. prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Holder (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such holder;

viii. prepare and promptly file with the Commission and promptly notify Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

ix. advise Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

e. Expenses. With respect to any registration requested pursuant to Section 2.a. (except as otherwise provided in Section 2.a. with respect to registrations voluntarily terminated at the request of the requesting security holders) and with respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 2.c. (except as otherwise provided in Section 2.i. with respect to registrations terminated by the Company), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), reasonable fees and disbursements of one counsel for the selling security holders, all internal the Company expenses, the premiums and other costs of policies of insurance for the Company against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified.

f. Indemnification. In the event that any Registrable Securities are included in a registration statement under Sections 2.a. or 2.b.:

i. The Company will indemnify and hold harmless each holder (together with all officers, directors, agents and affiliates of the holder) of Registrable Securities which are included in a registration statement pursuant to the provisions of this Section 2 and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder (or any affiliates of the holder) or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such holder, such underwriter or such controlling person.

ii. Each holder of Registrable Securities which are included in a registration pursuant to the provisions of this Section 2 will indemnify and hold harmless the Company, any controlling person and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder.

iii. Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder unless the indemnifying party is materially prejudiced. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

g. NonTransferability of Registration Rights. The registration rights granted to the holders of Registrable Securities pursuant to this Section 2 shall not be transferable.

h. Termination of Registration Rights. The registration rights granted pursuant to this Section 2 shall terminate with respect to any holder of Registrable Securities upon the earlier of (i) three (3) years from the date of this Agreement or (ii) at the time such holder is able to sell all Registrable Securities held by it in a single open market transaction under Rule 144 promulgated under the Securities Act or any successor provision.

3. Miscellaneous.

a. Specific Performance. The Company agrees that breach of this Agreement by the Company will cause Seller irreparable harm for which there is no adequate remedy of law and, without limiting whatever other rights and remedies Seller may have under this Agreement, Seller is entitled to the remedy of specific performance to enforce this Agreement and the Company consents to the issuance of an order by a court of competent jurisdiction requiring the specific performance of this Agreement by the Company.

b. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Company may not assign its rights or delegate its duties under this Agreement to any other person or entity without the prior written consent of the Holder provided, however, that no consent shall be required in connection with sale, merger or other change of control transaction of the Company. Holder shall not assign his rights or delegate his duties under this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

c. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Minnesota as applied to agreements among Minnesota residents entered into and to be performed entirely within Minnesota.

d. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

e. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

f. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be delivered personally to the recipient, delivered by United States Post Office mail or nationally recognized overnight courier, telecopied to the intended recipient at the facsimile number set forth on the signature page hereto, or sent to the recipient by reputable express courier service and addressed to the intended recipient as set forth on the signature page hereto or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been duly given and received when delivered.

g. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

h. Entire Agreement; Amendments and Waivers. This Agreement (including the exhibits hereto) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of all parties to this Agreement affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Holder.

i. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

j. Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures which, for all purposes, shall be accepted as original signatures by the parties.

[SIGNATURE PAGE FOLLOWS]

[Signature Page to Registration Rights Agreement]

     The parties have executed this Registration Rights Agreement as of the date first above written.

Addresses for Notice:	COMPANY:

Navarre Corporation 7400 49th Avenue North New Hope, Minnesota 55428	Navarre Corporation
Attention: Eric Paulson, President	By:	/s/ JAMES G. GILBERTSON
Ryan Urness, General Counsel
Fax No.: (763) 504-1107		James G. Gilbertson Chief Financial Officer

with a copy (which shall not constitute notice) to:

Philip T. Colton Winthrop & Weinstine P.A. 225 South Sixth Street, Suite 3600 Minneapolis, Minnesota 55402

Michael A. Bell 1028 9th Street Manhatten Beach, CA 90266 Fax: (310) 318-9071	SELLER:
/s/ MICHAEL A. BELL
with a copy (which shall not constitute notice) to:	Michael A. Bell

Robin C. Gilden Reish Luftman Reicher & Cohen 11755 Wilshire Blvd., 10th Floor Los Angeles, CA 90025 Fax: (310) 388-4627